UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934
September 30, 2005
Date of Report (Date of earliest event reported)
CYBERGUARD CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number: 0-24544

Florida	65-0510339
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

350 SW 12th Avenue, Deerfield Beach, FL	33442
(Address of principal executive offices)	(Zip Code)
(954) 375-3500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
SIGNATURE

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     Effective as of September 30, 2005, the employment of Mark S. Reese, the Chief Operating Officer of CyberGuard Corporation (“Company”), was terminated without cause due to the elimination of the position of Chief Operating Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERGUARD CORPORATION
By:	/s/ PATRICK J. CLAWSON
Patrick J. Clawson
Chief Executive Officer

Date: October 6, 2005